NYSE AMERICAN: TGEN Q1 2025 EARNINGS CALL MAY 13, 2025 1

MANAGEMENT Abinand Rangesh – CEO Robert Panora – COO & President Roger Deschenes – CAO Jack Whiting – General Counsel & Secretary 2

SAFE HARBOR STATEMENT This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non- historical matters, or projected revenues, Income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

AGENDA Updates NYSE American uplist Data Centers & Vertiv relationship Tariffs Financials Q1 2025 Q&A 4

5 Tecogen successfully uplisted from OTCQX to NYSE American Uplisting has increased liquidity and visibility for the company Improves our ability to hire and retain talent critical to growth TGEN NOW ON NYSE AMERICAN

6 Up to 30% of a data center’s available electrical power may need to be allocated to cooling This power is then not available to the data center for computing Computing is the revenue source for a data center RECAP ON TECOGEN’S DATA CENTER SOLUTION AncillariesComputing Cooling Power Needs of AI Data Center

Cost of Operation Electrical Power Needed TECOCHILL COMPARED TO ALTERNATIVES Tecochill is 2x more efficient than nearest other gas cooling technology Gas Absorption chillers predominantly manufactured overseas and subject to tariffs Tecochill can save 50% or more in energy costs compared to an electric chiller Electric Chillers Gas Absorption Chillers Subject to TARIFFS

8 Starting to see interest from larger projects Including projects larger than ever before Reducing power constraints quickly is now more critical – Tecochill helps do that Working with customers to reduce perceived technology risk Timing on order closing difficult to predict but working on obtaining LOIs presently Vertiv relationship Project manager assigned for Tecochill Vertiv currently working on marketing program and training for sales teams DATA CENTER STRATEGY UPDATES

9 Predominantly domestic supply chain Limited to no tariff impacts for the DTx and STx chillers for data centers Impacted components are circuit boards and electronic components but immaterial to overall product costs Permanent magnet generators for InVerde may see some impact but we have inventory to last until 2026 Tariffs may be a net benefit to Tecogen Competing solutions may be impacted by tariffs and knock on effects of obtaining long lead time materials LIMITED IMPACT OF TARIFFS

BACKLOG AND CASH Backlog is presently $10.8m. Additional >$2m of projects expected to enter backlog during Q2 Cash position $4m at quarter end and $3m presently Increased working capital for product revenue Roll out of engine improvements to service fleet No short term debt obligations: $500k note to director repaid in stock, and maturity date for remaining $1m of director notes extended to 2026 Multi-Family Residential 12% Controlled Environment Agriculture 15% Office 13% Other 17% LVCC Product 24% LVCC Prepaid Service 19% Backlog by Customer Type 10

REVENUE SEGMENTS We service most purchased Tecogen equipment in operation through long term maintenance agreements through 11 service centers in North America and perform certain equipment installation work. SERVICES CLEAN, GREEN POWER, COOLING AND HEAT Sales of combined heat and power, and clean cooling systems to building owners. Key market segments include multifamily residential, health care and indoor cultivation. PRODUCT SALES We sell electrical energy and thermal energy produced by our equipment onsite at customer facilities. ENERGY SALES 11

1Q 2025 RESULTS Key Points • Revenue = $7.3 million up 18% • Net loss of $0.03/share Q1 2025 • Net loss $0.7m • Opex $3.8m • R&D, recruitment, and professional fees for uplist • Gross Margin 44% up 2% 12 $ in thousands 1Q'25 1Q'24 QoQ Change % Revenue Products $ 2,534 $ 1,492 $ 1,042 Services 4,245 4,014 231 Energy Production 499 680 (181) Total Revenue 7,278 6,186 1,092 17.6% Gross Profit Products 1,046 443 603 Services 1,986 1,922 64 Energy Production 189 211 (22) Total Gross Profit 3,221 2,576 645 25.0% Gross Margin: % Products 41% 30% 12% Services 47% 48% -1% Energy Production 38% 31% 7% Total Gross Margin 44% 42% 3% Operating Expenses General & administrative 2,928 2,848 80 Selling 594 530 64 Research and development 293 255 38 Gain on disposition of assets - (7) 7 Total operating expenses 3,815 3,626 189 5.2% Operating loss (594) (1,050) 456 -43.5% Net loss $ (660) $ (1,105) $ 445 -40%

1Q 2025 ADJUSTED EBITDA RECONCILIATION EBITDA: Earnings Before Interest, Taxes, Depreciation & Amortization • EBITDA and adjusted EBITDA loss was $441k and $381k respectively EBITDA Non-cash adjustments • Stock based compensation • Unrealized and realized (gain) loss on investment securities *Adjusted EBITDA is defined as net Income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock-based compensation expense, unrealized loss on investment securities, non-cash abandonment of intangible assets, goodwill impairment and other non-recurring charges or gains including abandonment of certain intangible assets and extinguishment of debt 13 Non-GAAP financial disclosure (in thousands) 2025 2024 Net income (loss) attributable to Tecogen Inc. (660)$ (1,105)$ Interest expense, net 32 19 Income tax expense 1 22 Depreciation & amortization, net 186 140 EBITDA (441) (924) Stock based compensation 41 45 Unrealized loss (gain) on marketable securities 19 (19) Adjusted EBITDA* (381)$ (898)$ Quarter Ended March 31,

1Q 25 PERFORMANCE BY SEGMENT Products revenue increased 70% QoQ • Gross margin up QoQ Services revenue increased 6% QoQ • Services gross margin decreased 1% QoQ Energy Production revenue increased 27% QoQ Revenue impacted due to contract expirations Margin increased 7% QoQ Gross Margin 44% • Increased 2% QoQ 14 1Q Revenues and COGS ($ thousands) 2025 2024 YoY Growth Revenues Cogeneration 1,081$ 775$ 39% Chiller 1,374 657 109% Engineered accessories 79 60 32% Total Product Revenues 2,534 1,492 70% Service Contracts 4,245 4,014 6% Energy Production 499 680 -27% Total Revenues 7,278 6,186 18% Cost of Sales Products 1,488 1,049 42% Services 2,259 2,092 8% Energy Production 310 469 -34% Total Cost of Sales 4,057 3,610 12% Gross Profit 3,221$ 2,576$ 25% Net income (loss) (660)$ (1,105)$ Gross Margin Products 41% 30% Services 47% 48% Energy Production 38% 31% Overall 44% 42% QTD Gross Margin 2025 2024 Target Overall 44% 42% >40%

SUMMARY AND Q&A Company Information Tecogen, Inc 76 Treble Cove Road, Building 1 North Billerica MA 01862 www.Tecogen.com Contact information Abinand Rangesh, CEO 781.466.6487 Abinand.rangesh@Tecogen.com 15 Uplisted to NYSE American Significant headway into data center market Getting interest from larger projects Vertiv starting to ramp up